EXHIBIT A
                      ADVANCE NOTICE/COMPLIANCE CERTIFICATE
                              ASIA PROPERTIES INC.


     The  undersigned,  ________________________________  hereby certifies, with respect to the sale of shares of Common Stock of Asia Properties, Inc., (the "Company"), issuable in connection with this Advance Notice and Compliance Certificate dated ___________________ (the "Notice"), delivered pursuant to the Equity Line of Credit Agreement (the "Agreement"), as follows:
     1. The undersigned is the duly elected Chief Executive Officer of the Company.
2. There are no fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post effective amendment to the Registration Statement.
3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Advance Date related to the Notice and has complied in all material respects with all obligations  and  conditions  contained  in  the  Agreement.
4.     The  Advance  requested  is  _____________________.
The  undersigned  has  executed  this  Certificate  this  ____  day  of
_________________.
ASIA  PROPERTIES  INC.


By:
Name:     Daniel  McKinney
Title:     Chief  Executive  Officer

                                 SCHEDULE 2.6(b)
                              ASIA PROPERTIES INC.

     The undersigned hereby agrees that for a period commencing on the date hereof and expiring on the termination of the Agreement dated ________________ between Asia Properties Inc., (the "Company"), and Cornell Capital Partners, LP, (the "Investor") (the "Lock-up Period"), he, she or it will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of except pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities").

     In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.

Dated:  May  20,  2003

Signature



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